UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 8, 2009

INSPIRE PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-31135	04-3209022
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4222 Emperor Boulevard, Suite 200, Durham, North Carolina	27703-8466
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (919) 941-9777

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 8, 2009, the Board of Directors of Inspire Pharmaceuticals, Inc. adopted amendments to the Inspire Pharmaceuticals, Inc. Executive Change in Control Severance Benefit Plan (the “Executive CIC Plan”) and to the Inspire Pharmaceuticals, Inc. Change in Control Severance Benefit Plan (the “Employee CIC Plan”). These plans were amended to:

•

provide that equity awards issued after July 8, 2009 will feature a double trigger, instead of a single trigger, for purposes of acceleration upon a change in control. Specifically, equity awards will now become immediately vested and fully exercisable upon the executive’s “termination due to a change in control” (as defined in the Executive CIC Plan) (i.e., a double trigger) rather than immediately upon the occurrence of a change in control (i.e., a single trigger). If, however, a change in control occurs prior to July 8, 2010, all equity awards issued from July 8, 2009 through July 8, 2010 will become immediately vested and fully exercisable immediately prior to the occurrence of a change in control; and

•

revise the ownership threshold portion of the definition of a “change in control” to provide that, with respect to equity awards issued after July 8, 2009, a change in control will be deemed to occur when any person becomes the beneficial owner of 50% (in lieu of 35%) of the combined voting power of Inspire’s then outstanding voting securities. If, however, a change in control occurs during the period from July 8, 2009 through July 8, 2010, the prior 35% beneficial ownership threshold will apply to all equity awards issued from July 8, 2009 through July 8, 2010.

The amended Employee CIC Plan also clarifies that no amendment to the plan that adversely affects a participant shall become effective if a change in control occurs within one year of the later of the effective date of the amendment or the date the amendment was adopted; and that any amendment to the Employee CIC Plan that applies to participants that is made within 24 months after a change of control must be approved by affected participants in the Employee CIC Plan.

On the same date, the Board of Directors also adopted amendments to the Inspire Pharmaceuticals, Inc. Amended and Restated Equity Compensation Plan (the “2005 Plan”), the 1995 Stock Plan Nonqualified Stock Option Grant Agreement (the “1995 Plan NQSO Agreement”), the Inspire Pharmaceuticals, Inc. 1995 Stock Plan Director’s Nonqualified Stock Option Grant Agreement (the “1995 Director’s Grant Agreement”) and the Inspire Pharmaceuticals, Inc. 2005 Equity Compensation Plan Director’s Nonqualified Stock Option Grant Agreement (the “2005 Director’s Grant Agreement”). The 2005 Plan and the above referenced grant agreements were amended to:

•

include the same revised equity award vesting provisions (i.e., double trigger) and the same revised ownership threshold portion of the definition of a “change in control” (i.e, 50%) that are included in the amended Executive CIC Plan described above; and

•

provide that an option holder’s choice to surrender his or her stock options in exchange for a payment in cash or stock equal to the difference between the fair market value of the underlying common stock and the exercise price of the option surrendered in the event that there is a change in control in which the company is not the surviving corporation is only available if a change in control occurs during the period from July 8, 2009 through July 8, 2010 and is no longer available for changes in control occurring thereafter. For options granted prior to July 8, 2009, option holders will continue to be permitted to choose this option regardless of when a change in control occurs.

The 1995 Director’s Grant Agreement and the 2005 Director’s Grant Agreement were also amended to provide that in the event of a change in control where Inspire is not the surviving corporation, the director’s options shall be assumed by or replaced with comparable options by the surviving corporation.

In relation to the amendments to the 2005 Plan, the Board of Directors also amended the Restricted Stock Unit Agreement under 2005 Plan to include the same revised equity award vesting provisions (i.e., double trigger) and the same revised ownership threshold portion of the definition of a “change in control” (i.e., 50%) that are included in the amended Executive CIC Plan described above.

The descriptions of the amendments to the Executive CIC Plan, the Employee CIC Plan, the 2005 Plan, the 1995 Plan NQSO Agreement, the RSU Agreement, the 1995 Director’s Grant Agreement and the 2005 Director’s Grant Agreement included herein are summaries and are qualified in their entirety by the terms of the complete versions of such documents, which are attached to this Form 8-K as exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7, respectively, and incorporated herein by this reference.

Item 8.01	Other Information.

On July 8, 2009, the Board of Directors adopted the amendments to the Employee CIC Plan, the 1995 Director’s Grant Agreement and the 2005 Director’s Grant Agreement described in Item 5.02 above. The description of these amendments is incorporated into this Item 8.01 by this reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

No.	Description
10.1	Inspire Pharmaceuticals, Inc. Executive Change in Control Severance Benefit Plan, Amended and Restated as of July 8, 2009.

10.2	Inspire Pharmaceuticals, Inc. Change in Control Severance Benefit Plan, Amended and Restated as of July 8, 2009.

10.3	Inspire Pharmaceuticals, Inc. Amended and Restated 2005 Equity Compensation Plan, as amended effective July 8, 2009.

10.4	Form of 1995 Stock Plan Nonqualified Stock Option Grant Agreement.

10.5	Form of Restricted Stock Unit Agreement Under the Amended and Restated 2005 Equity Compensation Plan.

10.6	Form of Inspire Pharmaceuticals, Inc. 1995 Stock Plan Director’s Nonqualified Stock Option Grant Agreement.

10.7	Form of Inspire Pharmaceuticals, Inc. 2005 Equity Compensation Plan Director’s Nonqualified Stock Option Grant Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Inspire Pharmaceuticals, Inc.

	By:	/s/ Thomas R. Staab, II
Thomas R. Staab, II
Chief Financial Officer and Treasurer

Dated: July 13, 2009

EXHIBIT INDEX

No.	Description
10.1	Inspire Pharmaceuticals, Inc. Executive Change in Control Severance Benefit Plan, Amended and Restated as of July 8, 2009.

10.2	Inspire Pharmaceuticals, Inc. Change in Control Severance Benefit Plan, Amended and Restated as of July 8, 2009.

10.3	Inspire Pharmaceuticals, Inc. Amended and 2005 Restated Equity Compensation Plan, as amended effective July 8, 2009.

10.4	Form of 1995 Stock Plan Nonqualified Stock Option Grant Agreement.

10.5	Form of Restricted Stock Unit Agreement Under the Amended and Restated 2005 Equity Compensation Plan.

10.6	Form of Inspire Pharmaceuticals, Inc. 1995 Stock Plan Director’s Nonqualified Stock Option Grant Agreement.

10.7	Form of Inspire Pharmaceuticals, Inc. 2005 Equity Compensation Plan Director’s Nonqualified Stock Option Grant Agreement.